UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22016

Exact name of registrant as specified in charter:	Aberdeen Global Premier Properties Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Aberdeen Global
Premier Properties Fund (AWP)

(formerly, Alpine Global Premier Properties Fund)

Semi-annual Report
April 30, 2018

Aberdeen Introduction

April 30, 2018

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Premier Property Fund (formerly, Alpine Global Premier Property Fund) (the “Fund”) for the six-month period ended April 30, 2018. The Fund’s investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

Change in Investment Advisor and Sub-Advisor

Following approval at a meeting of shareholders held March 14, 2018, Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Asset Management Inc., part of Aberdeen Standard Investments (“ASI”), assumed responsibility as investment adviser and sub-adviser of the Fund, respectively, following close of business on May 4, 2018.

Aberdeen Asset Management PLC, the parent company of AAML and AAMI, is an independent asset manager founded in 1983 and is a subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc and its affiliates offer a comprehensive range of investment capabilities, and overall manage worldwide assets of with $778.8 billion as of December 31, 2017, on behalf of clients in 80 countries. Closed-end investment management companies have formed part of Aberdeen’s business since its inception and remain an important element of its client base in the United States and globally.

In North America, ASI currently serves as the investment manager of ten U.S. closed-end funds, one Canadian closed-end fund and serves as the sub-advisor to two U.S. closed-end funds representing over $4.8 billion in assets as of May 31, 2018.

The day-to-day management of the Fund is the responsibility of ASI’s Global Real Estate team. The teams work in a collaborative fashion, with all team members having both portfolio management and research responsibilities. ASI welcomed a new colleague from Alpine Woods, the former investment manager, to join the team; Bruce Ebnother who has managed the Fund since 2011.

Change of Legal Entity Name

As noted within the Fund’s proxy statement, the Fund’s name was changed in order to align the Fund more closely with the investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment policies and strategy and NYSE ticker symbol, AWP, remained unchanged.

New Board Members

Effective with the transition of the management agreement, the Fund is now managed by four new Trustees: P. Gerald Malone (Chairman), Martin Gilbert, Nancy Yao Maasbach and John Sievwright.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenawp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Please contact Aberdeen Asset Management Inc. by:

•	Visit: cef.aberdeen-asset.us/

•	Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv

•	Email: Investor.Relations@aberdeenstandard.com

•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Semi-Annual Report (Unaudited) | April 30, 2018	1

Manager Commentary

April 30, 2018

Market/economic review

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

Fund performance review

The Fund returned 3.26% on a net asset value (NAV) basis for the six-month period ended April 30, 2018, outperforming the 2.47% return of its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index. The Fund returned 3.10% on a market price basis. The average discount of the Fund’s share price to the NAV was 10.8% over the reporting period.1

At the country level, the Fund’s overweight exposure to Japan, particularly real estate developers, was the largest positive contributor to relative performance versus its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, during the six-month period ended April 30, 2018. Japanese developers performed strongly on the back of a resilient office-leasing sector, where preleasing of a new round of office towers being delivered in 2018 and 2019 remained strong and Class A2 vacancy rates dipped below 2%. Both stock selection and an overweight allocation versus the benchmark to India had a positive impact on relative performance. As the Indian market approaches the expected launch of the country’s first real estate investment trusts (REITs) later in 2018, the Indian market is benefiting from strong investor interest in real estate assets, rising asset values, declining vacancy rates and rising market share by the listed property companies. Finally, the Fund’s relative performance benefited from an overweight allocation to Spain, one of the top-performing markets in the world during the reporting period. In our view, Spain has offered real estate investors a compelling backdrop of strong economic growth, coupled with robust occupational demand at the property level, leading to rising rents and capital values.

The most significant detractor from performance was stock selection in the U.S. However, the Fund’s underweight exposure to the U.S. market relative to the benchmark was a positive contributor to relative performance as rising interest rates appeared to have had a negative impact on shares of U.S. REITs. The Fund’s underweight positioning in Hong Kong detracted from relative performance, though this was partially offset by strong stock selection in this market. Finally, in the UK, both the Fund’s allocation to the market and stock selection detracted modestly from relative performance.

At the stock level, the largest contributor to the Fund’s positive performance relative to its benchmark for the reporting period was the holding in Lemon Tree Hotels Ltd. Shares of the rapidly expanding Indian owner/operator of mid-priced hotels performed well after its initial public offering in April 2018. The Fund’s relative performance also benefited from the holding in Open House Co. The Japanese developer of single and multi-family housing posted stronger-than-expected earnings over the reporting period and announced a mid-term business plan, which in our view suggested that the growth might continue for several years. The Fund’s position in Sumitomo Realty and Development Co. Ltd., the third-largest property developer in Japan, also contributed to relative performance. The company posted generally stronger-than-expected earnings over the reporting period due to strength in its condo development and office-leasing businesses and, in our opinion, is poised to deliver strong results in the current 2018 fiscal year as several new office buildings are delivered.

In contrast, the Fund’s position in Colony NorthStar Inc. was the largest detractor from relative performance for the period. The U.S.-based REIT’s stock price fell after its 2017 fiscal year results did not meet investors’ expectations and, consequently, the company sharply reduced its dividend distribution. The Fund’s holding in a U.S.-based data center REIT, QTS Realty Trust, was also a notable detractor from relative performance. Investors took a negative view of the unexpected news of QTS Realty Trust’s strategic shift in its business toward hyperscale3 data centers and a reshuffling of the top sales and operations management just several months after the company’s investor day. Finally, the Fund’s position in another U.S. data-center REIT, Equinix Inc., also was a detractor from relative performance during the period as investor sentiment softened somewhat amid a slowdown in data-center leasing in the fourth quarter of its 2017 fiscal year. Additionally, Equinix’s CEO resigned in late January 2018 due to personal behavior issues.

Outlook

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we think that it remains important to monitor risks. We believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade policy-sparring with China could ramp up. We also believe that the European economy may slide back into stagnation as populism gains traction, and China’s rush to revert to

Manager Commentary (Continued)

April 30, 2018

old policies of governing may stunt its economic evolution. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained; therefore, excess supply has been limited to certain markets and sectors and, in our view, market fundamentals generally remain solid. Nonetheless, with interest rates trending up in many markets, we believe that real estate stocks face investors’ concerns about the impact of higher rates. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

[1]	Source: Bloomberg, May 2018.
[2]	Class A properties comprise the highest-quality buildings in their market and geographical area. They are generally newer properties built within the last 15 years with top amenities, high-income earning tenants and low vacancy rates.
[3]	Hyperscale refers to the facilities and provisioning required in distributed computing environments to efficiently scale from a few servers to thousands of servers. Hyperscale computing is typically used for big data and cloud-computing businesses.

Semi-Annual Report (Unaudited) | April 30, 2018	3

PERFORMANCE(1) As of April 30, 2018 (Unaudited)
	Ending Value						Since
	as of 4/30/18	6 Months(2)	1 Year	3 Years	5 Years	10 Years	Inception(3)
Aberdeen Global Premier Properties Fund | NAV(4)	$7.08	3.26%	13.98%	5.92%	4.91%	3.90%	1.32%
Aberdeen Global Premier Properties Fund | Market Price	$6.38	3.10%	15.04%	7.29%	3.38%	3.34%	-0.07%
FTSE EPRA/NAREIT Global Index		2.47%	8.00%	4.22%	4.08%	3.74%	2.10%
MSCI US REIT Index		-4.50%	-3.16%	3.43%	4.79%	5.85%	3.79%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized
(3)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-800-522-5465 or www.aberdeenawp.com for current month-end performance.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes mortgage REIT and selected specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. (Source: MSCI). MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (unaudited)

Sumitomo Realty & Development Co., Ltd.	3.74%	Japan
Starwood Property Trust, Inc.	2.60%	United States
Unibail-Rodamco SE	2.58%	France
ADO Properties SA	2.56%	Germany
Ichigo, Inc.	2.32%	Japan
Simon Property Group, Inc.	2.27%	United States
CyrusOne, Inc.	2.22%	United States
Mitsui Fudosan Co., Ltd.	2.12%	Japan
Equinix, Inc.	2.09%	United States
Accor SA	1.96%	France
Top 10 Holdings	24.46%
TOP 5 COUNTRIES* (unaudited)
United States	34.1%
Japan	15.8%
Germany	10.9%
France	7.2%
Spain	6.0%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

REGIONAL ALLOCATION** As of April 30, 2018 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2018 (Unaudited)

Semi-Annual Report (Unaudited) | April 30, 2018	5

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

	Security
Shares	Description	Value

COMMON STOCKS-99.5%

ASIA-24.7%
China-4.4%
1,250,000	China Resources Land, Ltd.	$4,694,656
1,950,000	China Vanke Co., Ltd.-Class H	8,059,056
2,500,000	CIFI Holdings Group Co., Ltd.	1,968,619
1,000,000	Longfor Properties Co., Ltd.	2,990,733
1,200,000	Shimao Property Holdings, Ltd.	3,174,077
4,000,000	Times China Holdings, Ltd.	5,841,853
		26,728,994
India-4.2%
8,000,000	Ascendas India Trust	6,274,510
4,163,536	DB Realty, Ltd. (a)	3,975,433
2,896,185	Lemon Tree Hotels, Ltd. (a)(b)(c)	3,287,174
1,946,423	Prestige Estates Projects, Ltd.	8,883,760
287,492	The Phoenix Mills, Ltd.	2,678,046
		25,098,923
Japan-15.8%
1,000,309	Hulic Co., Ltd.	10,763,756
2,000	Hulic Reit, Inc.	3,086,856
3,149,359	Ichigo, Inc.	14,024,461
12,662	Invincible Investment Corp.	5,652,214
2,000	Japan Hotel REIT Investment Corp.	1,513,225
50,000	Katitas Co., Ltd.	1,608,322
349	Kenedix Office Investment Corp.	2,140,883
500,621	Mitsui Fudosan Co., Ltd.	12,823,624
192,000	Open House Co., Ltd.	10,688,952
216,372	Resorttrust, Inc.	4,480,362
570,000	Sumitomo Realty & Development Co., Ltd.	22,642,232
800,000	Tokyu Fudosan Holdings Corp.	6,295,596
		95,720,483
United Arab Emirates-0.3%
3,300,000	Emaar Malls PJSC	1,994,473

TOTAL ASIA (Cost $130,423,670)		149,542,873

AUSTRALIA-1.6%
Australia-1.6%
1,000,000	Goodman Group	6,803,534
440,000	Westfield Corp.	3,040,478
		9,844,012

TOTAL AUSTRALIA (Cost $9,574,207)		9,844,012
	Security
Shares	Description	Value

EUROPE-35.2%
Belgium-1.1%
85,333	VGP NV (a)	$6,615,688

France-7.2%
210,222	Accor SA	11,882,138
81,045	Carmila SA	2,456,535
30,993	Kaufman & Broad SA	1,632,770
219,474	Klepierre SA	8,982,800
48,000	Nexity SA (a)	3,001,450
65,000	Unibail-Rodamco SE	15,604,537
		43,560,230
Germany-10.9%
281,160	ADO Properties SA (b)	15,455,409
1,463,317	Aroundtown SA	11,711,521
146,709	Corestate Capital Holding SA	8,131,907
979,000	Dream Global Real Estate Investment Trust	10,438,498
316,812	NorthStar Realty Europe Corp. (c)	4,593,774
117,895	PATRIZIA Immobilien AG (a)	2,353,464
237,945	TLG Immobilien AG	6,845,384
125,000	Vonovia SE	6,263,102
		65,793,059
Ireland-4.4%
757,380	Dalata Hotel Group PLC (a)	6,036,438
4,800,000	Glenveagh Properties PLC (a)(b)	6,404,175
3,755,442	Green REIT PLC	6,881,122
4,057,500	Hibernia REIT PLC	7,271,356
		26,593,091
Italy-1.1%
525,028	COIMA RES SpA (b)	5,414,562
100,000	Immobiliare Grande Distribuzione SIIQ SpA	935,541
		6,350,103
Netherlands-0.6%
58,855	InterXion Holding NV (a)(c)	3,826,752

Norway-0.2%
75,000	Olav Thon Eiendomsselskap ASA	1,361,206

Spain-6.0%
319,770	Aedas Homes SAU (a)(b)	11,432,249
150,000	Atlantica Yield PLC	3,013,500
374,174	Hispania Activos Inmobiliarios Socimi SA	7,932,999
401,101	Lar Espana Real Estate Socimi SA	4,548,064
600,000	Merlin Properties Socimi SA	9,257,885
		36,184,697

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)

April 30, 2018 (Unaudited)

	Security
Shares	Description	Value

COMMON STOCKS (continued)
United Kingdom-3.7%
6,440,891	Assura PLC	$5,280,950
1,800,000	Countryside Properties PLC (b)	8,870,113
967,080	IWG PLC	3,285,024
798,536	LondonMetric Property PLC	2,089,522
597,610	Purplebricks Group PLC (a)	2,846,643
		22,372,252

TOTAL EUROPE (Cost $175,382,924)		212,657,078

NORTH & SOUTH AMERICA-38.0%
Brazil-0.8%
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,445,411
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-GDR (b)	197,838
1,755,723	Direcional Engenharia SA (a)	3,052,167
2,737	Sao Carlos Empreendimentos e Participacoes SA	28,908
		4,724,324
Chile-0.9%
1,725,759	Parque Arauco SA	5,385,259

Mexico-2.6%
5,311,924	Concentradora Fibra Hotelera Mexicana SA de CV (b)	3,266,333
2,507,723	Corp. Inmobiliaria Vesta SAB de CV	3,600,266
6,838,154	Grupo GICSA SA de CV (a)	3,590,552
3,191,232	PLA Administradora Industrial S de RL de CV (a)	5,112,237
		15,569,388
United States-33.7%
200,000	Arbor Realty Trust, Inc.	1,752,000
35,000	Boston Properties, Inc. (c)	4,249,350
36,000	Camden Property Trust	3,074,400
300,000	CBL & Associates Properties, Inc. (c)	1,254,000
285,549	Century Communities, Inc. (a)	8,780,632
1,941,454	Colony NorthStar, Inc.-Class A (c)	11,862,284
30,000	CoreSite Realty Corp. (c)	3,123,000
250,000	CyrusOne, Inc. (c)	13,397,500
30,000	Equinix, Inc.	12,623,700
404,639	Extended Stay America, Inc. (c)	7,922,832
575,000	Five Point Holdings LLC-Class A (a)	7,647,500
250,000	Front Yard Residential Corp.	2,455,000
250,000	GGP, Inc. (c)	4,997,500
113,427	Granite Point Mortgage Trust, Inc.	1,887,425
46,364	Hilton Worldwide Holdings, Inc. (c)	3,655,338
	Security
Shares	Description	Value

United States-Continued
93,000	Hudson Pacific Properties, Inc.	$3,056,910
45,000	Kilroy Realty Corp. (c)	3,225,150
3,000	Lennar Corp.-B Shares	$128,070
150,000	Lennar Corp.-Class A	7,933,500
54,707	LGI Homes, Inc. (a)(c)	3,785,724
130,000	M/I Homes, Inc. (a)	3,962,400
477,601	NRG Yield, Inc.-Class A (c)	8,410,554
2,885	NVR, Inc. (a)	8,943,500
51,739	Park Hotels & Resorts, Inc. (c)	1,489,048
87,665	Simon Property Group, Inc. (c)	13,705,546
15,000	SL Green Realty Corp. (c)	1,466,100
750,944	Starwood Property Trust, Inc. (c)	15,739,786
225,000	Taylor Morrison Home Corp. - Class A (a)(c)	5,346,000
482,411	TerraForm Power, Inc.-Class A	5,378,883
100,000	The Geo Group, Inc.	2,250,000
30,000	The Howard Hughes Corp. (a)(c)	4,059,000
100,000	TRI Pointe Group, Inc. (a)	1,711,000
598,465	Two Harbors Investment Corp.	9,132,576
300,000	VEREIT, Inc.	2,040,000
250,000	Washington Prime Group, Inc. (c)	1,617,500
441,771	William Lyon Homes-Class A (a)(c)	11,865,969
		203,929,677

TOTAL NORTH & SOUTH AMERICA (Cost $245,486,145)		229,608,648

TOTAL COMMON STOCKS (Cost $560,866,946)		601,652,611

REAL ESTATE INVESTMENT TRUSTS-0.3%
United States-0.3%
90,909	Tanger Factory Outlet Centers, Inc.	1,995,453

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,986,534)		1,995,453

TOTAL INVESTMENTS (Cost $562,853,480) (d) - 99.8%		603,648,064

OTHER ASSETS IN EXCESS OF LIABILITIES—0.2%		959,827

TOTAL NET ASSETS 100.0%		$604,607,891

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	7

Schedule of Portfolio Investments (Continued)

April 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 9.0% of the Fund’s net assets.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	See Note 7 for the cost of investments for federal tax purposes.

Common Abbreviations

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

GDR - Global Depositary Receipt

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

Forward Currency Contracts

The following forward currency contracts were held as of April 30, 2018

		Settlement			Settlement	Current	Unrealized
Description	Counterparty	Date	Currency		Value	Value	Depreciation
Contracts Purchased:
Euro	State Street Bank and Trust Company	06/06/18	45,000,000	EUR	$ 54,654,120	$ 54,475,412	$ (178,708)
Japanese Yen	State Street Bank and Trust Company	06/06/18	1,500,000,000	JPY	13,765,067	13,751,802	(13,265)
Japanese Yen	State Street Bank and Trust Company	06/06/18	1,500,000,000	JPY	13,785,836	13,751,802	(34,034)
							$ (226,007)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/06/18	45,000,000	EUR	$ 53,848,260	$ 54,475,412	$ (627,152)
Japanese Yen	State Street Bank and Trust Company	06/06/18	3,000,000,000	JPY	26,930,127	27,503,604	(573,477)
							$ (1,200,629)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

ASSETS:

Investments, at value(1)	$603,648,064
Foreign currencies, at value(2)	1,964,265
Receivable from investment securities sold	11,532,041
Dividends receivable	1,066,946
Tax reclaim receivable	143,217
Prepaid expenses and other assets	165,096
Total assets	618,519,629

LIABILITIES:

Payable for investment securities purchased	9,869,012
Loan payable (Note 8)	1,699,821
Unrealized depreciation on forward currency contracts	1,426,636
Foreign cap gains tax payable	250,749
Interest on loan payable	135
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	499,719
Trustee fees (Note 4)	13,116
Administration fees (Note 4)	42,167
Compliance fees	3,819
Other	106,564
Total liabilities	13,911,738
Net Assets	$604,607,891

NET ASSETS REPRESENTED BY:

Paid-in-capital	$696,633,536
Distributions in excess of net investment income	(25,308,112)
Accumulated net realized loss from investments and foreign currency transactions	(106,061,074)
Net unrealized appreciation on investments and foreign currency translations
Investments	40,794,584
Foreign currency translations	(24,407)
Forward currency contracts	(1,426,636)
Net Assets	$604,607,891
Net asset value
Net assets	$604,607,891
Shares of beneficial interest issued and outstanding	85,407,951
Net asset value per share	$7.08
(1) Total cost of investments	$562,853,480
(2) Cost of foreign currencies	$1,964,598

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	9

Statement of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:

Dividend income	$12,360,450
Less: Foreign taxes withheld	(728,314)
Interest income	25,270
Total investment income	11,657,406

EXPENSES:

Investment advisory fee (Note 4)	3,063,700
Printing and mailing fees	71,265
Administration fee (Note 4)	66,535
Audit and tax fees	52,061
Legal fees	29,808
Accounting and custody fees	28,577
Trustee fees	26,706
Insurance fees	14,771
NYSE fees	13,447
Interest on loan (Note 6)	13,047
Compliance fees (Note 4)	12,039
Other fees	117,439
Total expenses	3,509,395
Net investment income	8,148,011

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss from:
Investments	(3,679,849)
Foreign currency transactions	(292,509)
Forward currency contracts	(313,193)
Net realized loss from investments and foreign currency	(4,285,551)
Change in net unrealized appreciation/(depreciation) on:
Investments	14,573,504
Foreign currency translations	15,677
Forward currency contracts	(1,350,084)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	13,239,097
Net gain on investments and foreign currency	8,953,546
Increase in net assets from operations	$17,101,557

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017

OPERATIONS:

Net investment income	$8,148,011	$9,029,223
Net realized gain/(loss) from:
Investments	(3,679,849)	88,392,349
Foreign currency transactions	(292,509)	16,520
Forward currency contracts	(313,193)	5,916,347
Change in net unrealized appreciation/(depreciation) on:
Investments	14,573,504	19,980,006
Foreign currency translations	15,677	(7,813)
Forward currency contracts	(1,350,084)	(3,743,530)
Increase in net assets from operations	17,101,557	119,583,102

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(25,622,386)	(51,244,771)
Decrease in net assets from distributions to shareholders	(25,622,386)	(51,244,771)
Net increase (decrease) in net assets	(8,520,829)	68,338,331
NET ASSETS:
Beginning of period	613,128,720	544,790,389
End of period*	$604,607,891	$613,128,720

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	85,407,951	85,407,951
Common shares outstanding – end of period	85,407,951	85,407,951

*Including distributions in excess of net investment income of:	$(25,308,112)	$(7,833,737)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	11

Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended April 30, 2018	Years Ended October 31,
	(Unaudited)	2017	2016	2015†	2014†	2013†

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period	$7.18	$6.38	$7.26	$7.82	$8.17	$7.75
Income from investment operations:
Net investment income	0.10	0.11	0.17	0.14	0.22	0.34
Net realized and unrealized gain/(loss)	0.10	1.29	(0.45)	(0.11)	0.03	0.68
Total from investment operations	0.20	1.40	(0.28)	0.03	0.25	1.02

LESS DISTRIBUTIONS:

Net investment income	(0.30)	(0.60)	(0.36)	(0.53)	(0.32)	(0.45)
Tax return of capital	—	—	(0.24)	(0.07)	(0.28)	(0.15)
Total distributions	(0.30)	(0.60)	(0.60)	(0.60)	(0.60)	(0.60)
Anti-Dilutive effect of share repurchase program	—	—	—	0.01	—	—
Net asset value per share, end of period	$7.08	$7.18	$6.38	$7.26	$7.82	$8.17
Per share market value, end of period	$6.38	$6.48	$5.28	$6.14	$6.88	$7.47

Total return based on:
Net Asset Value(a)	3.26%(b)	24.34%	(2.18)%	1.71%	4.06%	14.04%
Market Value(a)	3.10%(b)	35.59%	(4.28)%	(2.23)%	0.13%	10.40%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$604,608	$613,129	$544,790	$619,724	$672,125	$702,414
Ratio of total expenses to average net assets(c)	1.15%(d)	1.28%	1.33%	1.28%	1.29%	1.33%
Ratio of net investment income to average net assets	2.70%(d)	1.56%	2.61%	1.86%	2.75%	4.11%
Portfolio turnover	25%(b)	61%	40%	41%	58%	49%

Borrowing at End of period
Aggregate Amount Outstanding (000)	$1,700	N/A	$12,602	$53,158	$15,216	$38,542
Asset Coverage Per $1,000 (000)	$356,689	N/A	$44,230	$12,658	$45,171	$19,224

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.14% for the six months ended April 30, 2018, and 1.20%, 1.24%, 1.22%, 1.23% and 1.26% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Annualized.

Amounts listed as “—” are $0 or round to $0

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization:

Aberdeen Global Premier Properties Fund (the “Fund”) formerly known as “Alpine Global Premier Properties Fund”, is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services — Investment Companies.

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML”) replaced Alpine Woods as the Investment Adviser and Aberdeen Asset Management Inc (“AAMI”) became the Sub-adviser of the Fund and the Fund was renamed the Aberdeen Global Premier Properties Fund.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may

Semi-Annual Report (Unaudited) | April 30, 2018	13

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2018:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total Value
Common Stocks
Australia	$—	$9,844,012	$—	$9,844,012
Belgium	6,615,688	—	—	6,615,688
Brazil	4,724,324	—	—	4,724,324
Chile	5,385,259	—	—	5,385,259
China	—	26,728,994	—	26,728,994
France	2,456,535	41,103,695	—	43,560,230
Germany	23,164,179	42,628,880	—	65,793,059
India	9,561,684	15,537,239	—	25,098,923
Ireland	13,307,794	13,285,297	—	26,593,091
Italy	5,414,562	935,541	—	6,350,103
Japan	—	95,720,483	—	95,720,483
Mexico	15,569,388	—	—	15,569,388
Netherlands	3,826,752	—	—	3,826,752
Norway	1,361,206	—	—	1,361,206
Spain	3,013,500	33,171,197	—	36,184,697
United Arab Emirates	1,994,473	—	—	1,994,473
United Kingdom	2,846,643	19,525,609	—	22,372,252
United States	203,929,677	—	—	203,929,677
Real Estate Investment Trust	1,995,453	—	—	1,995,453
Total	$305,167,117	$298,480,947	$—	$603,648,064

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(1,426,636)	—	(1,426,636)
Total	$—	$(1,426,636)	$—	$(1,426,636)

Amounts listed as “—” are $0 or round to $0

For the period ended April 30, 2018, there were transfers between Level 1 and Level 2. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes”—overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of

Semi-Annual Report (Unaudited) | April 30, 2018	15

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2018, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2018, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

With the approval of the Board, the Fund has adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. The Board vies approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold equity-linked structured notes as of April 30, 2018.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2018, the Fund entered into eight forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $91,927,506. This is based on amounts held as of each month-end throughout the period. Forward currency contracts outstanding at year end, if any, are listed after the Fund’s Schedule of Investments.

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2018. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2018:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Forward Currency Contracts

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(1,426,636)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2018:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Appreciation

Forward Currency Contracts

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(313,193)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(1,350,084)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2018 are as follows:

Purchases	Sales
$190,192,432	$150,739,924

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2018.

4. Investment Advisory and Sub-Advisory Agreements, Administration Agreement and Other Affiliated Transactions:

Through May 4, 2018, Alpine Woods served as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund. As compensation for its services to the Fund, Alpine Woods received an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed assets, computed daily and payable monthly. Managed assets was defined as being “equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the

Semi-Annual Report (Unaudited) | April 30, 2018	17

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

liquidation preference of any preferred shares.” Effective at the close of business on May 4, 2018, AAML and AAMI became the Fund’s Adviser and Sub-Adviser, respectively, pursuant to investment Advisory and Sub-Advisory Agreements with the Fund. The terms of the Advisory Agreement are substantially similar to the terms of the advisory agreement between the Fund and Alpine Woods previously in effect and the advisory fee rate payable to the Fund’s investment adviser has not changed but under the Advisory Agreement, managed assets means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Under the Sub-Advisory Agreement, AAML will be responsible for the payment of fees to AAMI. AAMI will receive 10% of the advisory fees received by AAML from the Fund.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

DST Systems, Inc. (“DST”) formerly known as Boston Financial Data Services, Inc. serves as the transfer agent to the Fund. DST is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are or were also officers and/or trustees of the Alpine Woods or AAML (each an “Adviser”). No interested trustee, who is deemed an interested person due to current or former service with an Adviser or an affiliate of the Adviser, receives compensation from the Funds.

5. Capital Transactions:

During the year ended October 31, 2017 and the period ended April 30, 2018, there were no shares repurchased.

6. Concentration of Risk:

The Fund invests a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

7. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2017 were as follows:

Distributions paid from:
Ordinary Income	$51,244,771
Total	$51,244,771

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2017, the effect of certain differences were reclassified. The Fund increased accumulated net investment by $45,889,107 and increased accumulated net realized loss by $281,308,854, and decreased paid in capital by $327,197,961. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2017, the Fund utilized $72,743,304 of capital loss carryovers. As of October 31, 2017, the Fund had available for tax purposes unused capital loss carryovers of $67,561,774. As of October 31, 2018, the Fund had available for tax purposes unused capital loss carryovers of $32,169,593. During the year ended October 31, 2017, the Fund expired $296,867,529 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(99,731,367)
Unrealized appreciation	16,226,528
Total	$(83,504,839)

As of April 30, 2018 net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of	Gross unrealized	Gross unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$562,853,480	$82,180,655	$(41,386,071)	$40,794,584

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

8. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2018, the amount available for investment purposes was $61,851,963. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2018, the average borrowing by the Fund was $913,347 with an average rate on borrowings of 2.84%. During the period ended April 30, 2018, the maximum borrowing by the Fund was $8,152,398. Interest expense related to the line of credit for the period ended April 30, 2018 was $13,047. As of April 30, 2018, the outstanding loan for the Fund was $1,699,821.

9. Subsequent Events:

Effective May 4, 2018, Aberdeen Asset Managers Limited replaced Alpine Woods as the Investment Adviser and Aberdeen Asset Management Inc became the Sub-adviser of the Fund and the Fund was renamed the Aberdeen Global Premier Properties Fund.

Distributions: The Fund paid a distribution of $4,270,398 or $0.05 per common share on May 31, 2018 to common shareholders of record on May 23, 2018.

The Fund will also pay a distribution of $0.05 per common share payable on June 29, 2018 to common shareholders of record on June 21, 2018.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018, other than as noted above.

Semi-Annual Report (Unaudited) | April 30, 2018	19

Additional Information

April 30, 2018 (Unaudited)

Resignation of Independent Registered Public Accounting Firm

Effective as of the close of business on May 4, 2018, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm for the Fund due to independence matters relating to the change in the Fund’s investment adviser, which was effective as of the close of business on May 4, 2018. The Board and its Audit Committee are expected to select a new firm to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

The reports of E&Y on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2017 and October 31, 2016) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and the subsequent interim period through May 4, 2018, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and the subsequent interim period through May 4, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Results of Special Meeting of Shareholders

A special meeting of shareholders was held on March 14, 2018 at 711 Westchester Avenue, White Plains, New York 10604 (the “Special Meeting”). The description of the proposals and number of shares voted at the meeting are as follows:

1.	To approve a new Investment Advisory Agreement between the Fund and AAML;

Votes For	Votes Against	Abstain
41,040,326	4,794,455	1,649,948

2.	To approve a Sub-Advisory Agreement by and among the Fund, AAML and Aberdeen Asset Management Inc. (“AAMI”)

Votes For	Votes Against	Abstain
40,933,023	4,846,519	1,705,186
3.	To elect four trustees to the Board to serve effective upon the resignation of the former Board members and the effectiveness of the Advisory and Sub-Advisory Agreements with AAML and AAMI, respectively

	To serve until the Annual Meeting in	Votes Votes For	Votes Against
Martin Gilbert	2020	41,383,291	6,101,446
Nancy Yao Maasbach	2020	41,873,959	5,610,778
P. Gerald Malone	2019	41,988,614	5,496,123
John Sievwright	2018	41,903,566	5,581,170

Board Approval of Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on December 14, 2017, the trustees of the Board (the “Trustees”), including all of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined under the 1940 Act, voting separately, unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the Advisory Agreement and the Sub-Advisory Agreement (together, the “Advisory Agreements”).

Background

The 1940 Act requires that the Board, including a majority of the Independent Trustees of the Board, approve the terms of the Advisory Agreements. At an in-person meeting held on December 14, 2017, the Board, including all of the Independent Trustees voting separately, considered and unanimously approved the Advisory Agreements.

In advance of the December 14, 2017 meeting, the Board requested and received extensive information from AAML and AAMI (collectively, “Aberdeen”) to assist them in their review. The Board received and considered a variety of information about Aberdeen, as well as about the proposed advisory relationship. The Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the meeting. Prior to the December 14, 2017 meeting, the Board met on December 4, 2017 to discuss the proposal from Aberdeen to assume responsibilities for managing the Fund. The Board also met with senior executive officers of Aberdeen and its affiliates.

In the course of its deliberations, the Board noted that Alpine Woods reviewed and considered other potential alternatives for the Fund, including, but not limited to, advisory arrangements, and determined that the Advisory Agreements with Aberdeen would be in the best interests of the Fund’s shareholders. The Trustees also considered how Aberdeen’s larger platform, financial strength and resources would provide greater long-term opportunities.

Additional Information (Continued)

April 30, 2018 (Unaudited)

Board Considerations of Advisory Agreements

In approving the Advisory Agreements, the Board discussed its duty to the Fund’s shareholders and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent and Quality of Services. The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided under the Advisory Agreements. With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Trustees reviewed and analyzed these responses, which included, among other things, information about the qualifications and experience of senior management and investment personnel who would be responsible for managing the Fund. The Trustees also had presentations from and an information session with senior personnel of Aberdeen. The Trustees considered the information provided regarding the proposed portfolio management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Fund, Aberdeen would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences.

The Trustees considered Aberdeen’s commitment to its asset management business and knowledge of the closed-end fund marketplace and its development and management of closed-end fund strategies. The Trustees also noted Aberdeen’s larger platform and experience with respect to registered funds and, in particular, closed-end funds and its increased global presence in the asset management business, and greater resources, which they determined would be beneficial to investors. The Trustees also considered Aberdeen’s experience with managing closed-end fund discounts.

The Trustees noted Aberdeen’s representation that, if Aberdeen were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and their shareholders, including administrative, regulatory and compliance services.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from Aberdeen as to the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreements.

Investment Performance. The Trustees considered the investment performance record of Aberdeen in managing accounts with investment strategies similar to those of the Fund. The Trustees evaluated the performance for the one-, three- and five-year periods ended September 30, 2017 of comparably managed Aberdeen funds in comparison to relevant benchmark indexes. Based on materials provided by Aberdeen about the investment performance achieved for these other accounts, the Trustees noted that Aberdeen had performance results generally comparable to, and in certain cases superior to, those attained by a relevant index. Based upon the investment performance information provided by Aberdeen, the Trustees concluded that Aberdeen’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

Fees and Economies of Scale. The Trustees considered that the advisory fee rate would remain at the same level under the Advisory Agreements, and that the managed assets on which Aberdeen may charge an advisory fee will include assets plus liabilities attributable to all forms of leverage. The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, Aberdeen’s larger platform presented greater opportunities for the Fund to receive the benefits of economies of scale in a broader sense. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted Aberdeen’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for the Fund, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen. Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.

Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen as a result of its relationship with the Fund. In this regard, the Trustees noted that Aberdeen would not be receiving any additional income or material ancillary benefits as a result of its relationship with the Fund. The Board considered other potential intangible “fall-out” benefits that may be received by Aberdeen and its affiliates as a result of Aberdeen’s relationship with the Fund, including potential reputational value, in consideration of the advisory fee. The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Aberdeen’s fees excessive.

The Trustees also considered that Alpine Woods has a financial interest under the Asset Purchase Agreement between Alpine Woods and AAML in having the Board and shareholders approve the Advisory Agreements.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by Aberdeen under the Advisory

Semi-Annual Report (Unaudited) | April 30, 2018	21

Additional Information (Continued)

April 30, 2018 (Unaudited)

Agreements and the profitability to Aberdeen from its relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rates under the Advisory Agreements. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Fund would not be excessive.

Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including all of the Independent Trustees, concluded that approval of the Advisory Agreements is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the Advisory Agreements.

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy

Additional Information (Continued)

April 30, 2018 (Unaudited)

solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, DST Asset Manager Solutions, Inc., c/o Aberdeen Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1 (800) 522-5465 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1 (800) 522-5465 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1 (800) 522-5465 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	13.28%
Qualified Dividend Income	36.17%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2018	23

Investor	800-522-5465
Information	www.aberdeenawp.com

Trustees

Gerald Malone, Chairman

Martin Gilbert

Nancy Yao Maasbach

John Sievwright

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Systems, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

800-522-5465
www.aberdeenawp.com

AWP Semi-Annual

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	This item is inapplicable to semi-annual report on Form N-CSR.

(b)

(1) Following approval at a meeting of shareholders held on March 14, 2018, Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Asset Management Inc., both part of Aberdeen Standard Investments (“ASI”), assumed responsibility for the investment management of the Aberdeen Global Premier Properties Fund (the “Fund”), as investment adviser and sub-adviser, respectively, following close of business on May 4, 2018. Accordingly, effective May 4, 2018, the Fund has been managed by ASI’s Global Real Estate Team. The team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Registrant.

The team members having the most significant responsibility for the day-to-day management of the Fund’s portfolio includes: Svitlana Gubriy and Bruce Ebnother. Mr. Ebnother joined ASI from Alpine Woods, the former investment manager, and has managed the Fund since 2011. The following table includes the business experience of each of these team members covering the past 5 years.

Individual & Position	Services Rendered	Past Business Experience

Svitlana Gubriy Head of Global REIT Funds	Responsible for global REIT portfolio management	Currently Head of Global REIT Funds for Aberdeen Standard and the named fund manager for Global REIT OEIC and SICAV funds, and is the co-fund manager for the Manulife Global Real Estate Unconstrained Fund, Svitlana’s responsibilities include managing investments, identifying new investment opportunities and implementing the strategy for listed real estate. In addition, she is responsible for the fundamental equity research of listed real estate companies as well as analysis of underlying Real Estate markets across a range of geographies, including Europe, North America, Australia and Asia.
Bruce Ebnother Portfolio Manager	Responsible for global REIT portfolio management

Currently Portfolio Manager for Aberdeen Standard since May 2018. Previously, he was a Portfolio Manager for Alpine Woods Capital Investors, LLC on the Alpine Global Premier Properties Fund (2011-2018) and the Alpine Global Realty Growth & Income Fund (2015-2018).

Total assets are as of March 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.40313.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits achieved through economies of scale from Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(b)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(b)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of May 4, 2018
Svitlana Gubriy	None
Bruce Ebnother	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are

effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Premier Properties Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Premier Properties Fund

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard
Principal Executive Officer of
Aberdeen Global Premier Properties Fund

Date: July 9, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Premier Properties Fund

Date: July 9, 2018